                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 1999
                                                         ----------------


                                Razorfish, Inc.
                                ---------------

             (exact name of registrant as specified in its charter)


          Delaware                      000-25847             13-3804503
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(State or other jurisdiction        (Commission File         (IRS Employer
 of incorporation)                       Number)          Identification No.)


107 Grand Street, 3rd Floor, New York, New York                  10013
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(Address of principal executive offices)                       (zip code)


      Registrant's Telephone Number, including Area Code:  (212) 966-5960
                                                           --------------


                                      N/A
                                      ---
         (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

         Not applicable.

Item 2.  Acquisitions or Disposition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5.  Other Events

         On November 2, 1999, Razorfish, Inc. ("Razorfish") issued a press release (which is attached hereto as an Exhibit) announcing that it had completed the acquisition of International Integration Incorporated ("i-Cube").

Item 6.  Resignation of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of Businesses Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

         Item 601(a)
         of Regulation S-K
         Exhibit No.                    Description
         -----------                    -----------

             99 Press release announcing the completion of the acquisition of i-Cube, dated November 2, 1999.

Item 8.  Change in Fiscal Year

         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

         Not applicable.

                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RAZORFISH, INC.
                                        (Registrant)

Dated:  November 11, 1999               By:   /s/ Jeffrey A. Dachis
                                           ---------------------------
                                           Name:  Jeffrey A. Dachis
                                           Title: President and Chief Executive
                                                  Officer

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.                             Description
-----------                             -----------

     99 Press release announcing the completion of the acquisition of i-Cube, dated November 2, 1999.